UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No 1.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2005

Concord Communications, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	0-23067	04-2710876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Nickerson Road, Marlboro, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 460-4646

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 - Consent of Independent Auditors
EX-99.1 - Aprisma Holdings, Inc. Consolidated Financial Statements
EX-99.2 - Unaudited Proforma Combined Condensed Financial Statements

Concord Communications, Inc. (the “Company or “Concord”) hereby amends its Current Report on Form 8-K filed February 25, 2005, to include the required financial statements relating to the acquisition by the Company of Aprisma Holdings, Inc. (“Aprisma”) as described in such Current Report by providing the financial statements and pro forma financial information included herein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The required financial statements of Aprisma are attached hereto as Exhibit 99.1 and are filed herewith and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information of Aprisma and the Company is attached hereto as Exhibit 99.2 and is filed herewith and incorporated herein by reference.

(c)	Exhibits

23.1 Consents of independent auditors

KPMG LLP Deloitte & Touche LLP

99.1 Aprisma Holdings, Inc. Consolidated Financial Statements as of December 31, 2004 and 2003 and of the Three Years in the Period Ended December 31, 2004 and Independent Auditors’ Report

99.2 Unaudited Pro Forma combined condensed financial statements of Concord Communications, Inc. for the year ended December 31, 2004 giving effect to the acquisition of Aprisma by Concord.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.
Date: May 6, 2005	/s/ Melissa H. Cruz
Melissa H. Cruz
Executive Vice President of Business Services, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consents of independent auditors

99.1	Aprisma Holdings, Inc. Financial Statements.

99.2	Unaudited Pro Forma Combined Condensed Financial Information.